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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): May 2, 2006


                       MERISTAR HOSPITALITY CORPORATION
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             (Exact name of registrant as specified in its charter)

                                    1-11903
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                            (Commission File Number)


                MARYLAND                                  72-2648842
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     (State or other jurisdiction                     (I.R.S. Employer
          of incorporation)                          Identification No.)

                         6430 ROCKLEDGE DRIVE, SUITE 200
                            BETHESDA, MARYLAND 20817
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                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (301) 581-5900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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

ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

            In connection with the completion of the merger of MeriStar Hospitality Corporation ("MeriStar") discussed in Item 5.01, Changes in Control of Registrant below, MeriStar, MeriStar Hospitality Operating Partnership, L.P. (the "Operating Partnership"), MeriStar Hospitality Finance Corp. ("Finance Corp."), certain of MeriStar's subsidiaries (the "9% Subsidiaries"), Alcor Acquisition LLC ("Alcor LLC") and U.S. Bank Trust National Association, as trustee ("U.S. Bank"), have entered into a fourth supplemental indenture, dated as of May 2, 2006 (the "9% Supplemental
Indenture"), to the Indenture dated as of January 26, 2001, by and among MeriStar, the Operating Partnership, Finance Corp., the 9% Subsidiaries and U.S. Bank, as supplemented by the First Supplemental Indenture, dated as of December 19, 2001, the Second Supplemental Indenture, dated as of February 7, 2002, and the Third Supplemental Indenture, dated as of April 13, 2006 (as supplemented, the "9% Indenture"), relating to the Operating Partnership's and Finance Corp.'s outstanding 9% Senior Notes due 2008 (the "9% Notes").

            In addition, MeriStar, the Operating Partnership, MeriStar Hospitality Finance Corp. III ("Finance Corp. III"), certain of MeriStar's subsidiaries (the "9 1/8% Subsidiaries"), Alcor LLC and U.S. Bank, as trustee, have entered into a second supplemental indenture, dated as of May 2, 2006 (the "9 1/8% Supplemental Indenture"), to the Indenture dated as of February 7, 2002, by and among MeriStar, the Operating Partnership, Finance Corp. III, the 9 1/8% Subsidiaries and U.S. Bank, as supplemented by the Supplemental Indenture, dated as of April 13, 2006 (as supplemented, the "9 1/8% Indenture"), relating to the Operating Partnership's and Finance Corp. III's outstanding 9 1/8% Senior Notes due 2011 (the "9 1/8% Notes").

            In addition, MeriStar, Alcor LLC and U.S. Bank, as trustee, have entered into a supplemental indenture, dated as of May 2, 2006 (the "9.50% Supplemental Indenture" and, together with the 9% Supplemental Indenture and the 9 1/8% Supplemental Indenture, the "Supplemental Indentures"), to the
Indenture, dated as of July 1, 2003, as supplemented by an Officers' Certificate, dated July 1, 2003 (as supplemented, the "9.50% Indenture" and, together with the 9% Indenture and the 9 1/8% Indenture, the "Indentures"), relating to MeriStar's 9.50% Convertible Subordinated Notes due 2010 (the "9.50% Notes" and, together with the 9% Notes and the 9 1/8% Notes, the "Notes").

            The Supplemental Indentures provide for the assumption by Alcor LLC of MeriStar's obligations under the Indentures and the Notes or MeriStar's guarantee of the Notes, as applicable, and certain other amendments related to the merger. The Supplemental Indentures are attached hereto as Exhibit 4.1,
4.2 and 4.3 and are incorporated herein by reference.

ITEM 3.03   MATERIAL MODIFICATION OF RIGHTS SECURITY HOLDERS

            See description under Item 1.01, Entry into a Material Definitive Agreement above regarding the execution on May 2, 2006 of the Supplemental Indentures.

ITEM 5.01   CHANGES IN CONTROL OF REGISTRANT

            On May 2, 2006, MeriStar and the Operating Partnership issued a press release announcing the completion of the merger of MeriStar with and into Alcor LLC, the merger of Alcor Acquisition L.P. with and into the Operating Partnership, and the other transactions contemplated by the Agreement and Plan of Merger, dated as of February 20, 2006 (the "Agreement"), by and among MeriStar, the Operating Partnership, Alcor Holdings LLC, Alcor Acquisition Inc., Alcor LLC and Alcor Acquisition L.P. Alcor Holdings LLC, Alcor Acquisition Inc., Alcor LLC and Alcor Acquisition L.P. are affiliates of The Blackstone Group. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.


ITEM 8.01   OTHER EVENTS

            The Operating Partnership announced that as of 8:00 a.m., New York City time, on May 2, 2006, the expiration date of the tender offers for its 9% Notes and its 9 1/8% Notes, $236,678,000 aggregate principal amount of its 9% Notes and $334,550,000 aggregate principal amount of its 9 1/8% Notes, constituting approximately 96.6% of the 9% Notes and approximately 97.6% of the 9 1/8% Notes, respectively, had been tendered and not withdrawn in connection with the previously announced cash tender offers and consent solicitations for such notes. All such 9% Notes and 9 1/8% Notes validly tendered and not withdrawn in the tender offers and consent solicitations have been accepted for payment. MeriStar also announced that the supplemental indentures with respect to the 9% Notes and the 9 1/8% Notes that were executed on April 13, 2006 in connection with the receipt of the requisite consents from holders of each of the 9% Notes and the 9 1/8% Notes to the proposed amendments reflected therein are now operative.


ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(d)         Exhibits

EXHIBIT NO.        EXHIBIT
-----------        -------
4.1                Fourth  Supplemental  Indenture,  dated as of May 2,  2006, relating to the 9% Senior Notes due 2008.

4.2 Second Supplemental Indenture, dated as of May 2, 2006, relating to the 9 1/8% Senior Notes due 2011.

4.3 Supplemental Indenture, dated as of May 2, 2006, relating to the 9.50% Convertible Subordinated Notes due 2010.

99.1 Press Release, dated May 2, 2006, of MeriStar Hospitality Corporation and MeriStar Hospitality Operating Partnership, L.P.

                                  SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                    MERISTAR HOSPITALITY CORPORATION



                                    BY: /s/ Jerome J. Kraisinger
                                        ---------------------------------------
                                        Jerome J. Kraisinger
                                        Executive Vice President, Secretary and
                                        General Counsel



Date: May 2, 2006

                                 EXHIBIT INDEX

EXHIBIT NO.        EXHIBIT
-----------        -------
4.1                Fourth  Supplemental  Indenture,  dated as of May 2,  2006, relating to the 9% Senior Notes due 2008.

4.2 Second Supplemental Indenture, dated as of May 2, 2006, relating to the 9 1/8% Senior Notes due 2011.

4.3 Supplemental Indenture, dated as of May 2, 2006, relating to the 9.50% Convertible Subordinated Notes due 2010.

99.1 Press Release, dated May 2, 2006, of MeriStar Hospitality Corporation and MeriStar Hospitality Operating Partnership, L.P.